SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2019
Community Trust Bancorp, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Kentucky (state or other jurisdiction of incorporation)	001-31220 (commission file number)	61-0979818 (irs employer identification no.)

346 North Mayo Trail, Pikeville, Kentucky (address of principal executive offices)		41501 (zip code)

Registrant’s telephone number, including area code (606) 432-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure

On April 23, 2019, Community Trust Bancorp, Inc. (the “Company”) is holding its 2019 Annual Meeting of Shareholders.  In connection with this meeting, a presentation is being made by the Company's Chairman, President and CEO, Jean R. Hale, that is accompanied by a series of slides.  These slides include information relating to the Company’s 2018 and first quarter 2019 financial results, as well as future performance goals.  A copy of these slides is being furnished to the Securities and Exchange Commission pursuant to Item 7.01 – Regulation FD Disclosure of Form 8-K and is attached hereto as Exhibit 99.1.  The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this report:

99.1	2019 Annual Shareholders’ Presentation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Date:	April 23, 2019	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	2019 Annual Shareholders’ Presentation